UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 29, 2005


                              U.S. Gold Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Colorado                         1-02714                       84-1533604
---------------                   ------------                 ----------------
(State or other                   (Commission                    (IRS Employer
jurisdiction of                   File Number)                 Identification #)
incorporation)


             2201 Kipling Street, Suite 100, Lakewood, CO 80215-1545
             -------------------------------------------------------
                     (Address of Principal Executive Office)


                                 (303) 238-1438
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure
------------------------------------

On July 29, 2005, U.S. Gold Corporation (the "Company") issued a press release reporting that Rob McEwan has purchased 11.1 million shares of the Company for $4,000,000 in a private transaction. It is planned that Mr. McEwan will be assuming the role of Chairman and CEO of the Company shortly following the planned resignation of current management. Further, four of the Company's six directors have agreed to resign from the board. The full text of the news release is included as an exhibit to this Report and is incorporated by reference herein.


Item 9.01.  Financial Statements and Exhibits
---------------------------------------------

(c)      Exhibits:

         99.1     Press Release dated July 29, 2005







                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          U.S. GOLD CORPORATION



                                          By: /s/ William W. Reid
                                              ----------------------------------
                                                William W. Reid
                                                President



Dated:  July 29, 2005









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